Exhibit 99.2

PROCERA NETWORKS, INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined balance sheet as of October 1, 2006 and the unaudited pro forma combined statements of operations for the year ended January 1, 2006 and the nine months ended October 1, 2006 are presented in condensed format and are based on the historical financial statements of Procera Networks, Inc. (“Procera), Netintact AB and Netintact PTY (collectively “Netintact”) after giving effect to Procera’s acquisition of Netintact (the “Acquisitions”) using the purchase method of accounting.

The unaudited pro forma combined balance sheet as of October 1, 2006 is presented as if the Acquisitions occurred on October 1, 2006. The unaudited pro forma combined statements of operations are presented as if the Acquisitions had taken place on January 1, 2005. For additional information, please see the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements.

The Acquisitions have been accounted for under the purchase method of accounting. Under the purchase method of accounting, the total purchase price presented in the accompanying unaudited pro forma combined financial statements was allocated to the assets acquired and liabilities assumed based on their estimated fair values.

The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Procera and Netintact been a combined company during the respective periods presented. The unaudited pro forma combined financial statements, including notes thereto, should be read in conjunction with Procera’s historical consolidated financial statements included in its Current report on Form 10-KSB (Amendment Number 1) filed on August 28, 2006 and its form 10-QSB for the 9 month period ended October 1, 2006 filed on November 20, 2006.

PROCERA NETWORKS, INC
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of October 1, 2006

	Historical		Pro Forma
	Procera	Netintact	Adjustments		Combined
Assets
Cash and equivalents	1,279,205	410,057	-		1,689,262
Acc Receivable	106,132	615,320	-		721,452
Accounts Receivable Interco	-	35,856	(35,856	) (a)
Inventory	59,017	170,525	-		229,542
Prepaid & Other	57,179	78,979	-		136,158
Current Assets	1,501,533	1,310,737			2,776,414

PP&E	4,874,979	176,827			5,051,806
Intangibles	4,568,800	-	(829,941	) (b)	3,738,859
Other Assets	95,919		-		95,919
Total Assets	11,041,231	1,487,564			11,662,998

Liabilities & Equity
Accounts Payable	233,620	212,927	(61,528	) (c)	385,019
Deferred Revenue	30,048	207,858	-		237,906
Accrued Liabilities	252,723	262,510	-		515,233
Note Payable		-	-
Current Liabilities	516,391	683,295			1,138,158

Deferred Rent	21,765	-	-		21,765
Tax Provision	-		-
Other Long term	-		-
Total Liabilities	538,156	683,295			1,159,923

Capital	33,927,523	100,251	(100,251	) (d)	33,927,523
Minority Interest	-	151,319	(151,319	) (e)
Accumulated Loss	(23,424,448)	552,699	(552,699	) (f)	(23,424,448)
Total Equity	10,503,075	804,269			10,503,075
Total Liabilities & Equity	11,041,231	1,487,564			11,662,998

PROCERA NETWORKS, INC
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended January 1, 2006

	Historical		Pro Forma
	Procera	Netintact	Adjustments		Combined
Sales	254,809	2,417,287			2,672,096
COGS	307,799	418,503			726,302
Margin	(52,990)	1,998,784			1,945,794

Engineering	2,604,897	848,562			3,453,459
Sales & Marketing	1,752,886	728,456			2,481,342
G&A	2,338,720	148,859	1,810,058	(g)	4,297,637
Operating Expense	6,696,503	1,725,877			10,232,438

Interest (exp)	10,578	1,233			11,811
Net Before Tax	(6,738,915)	274,140			(8,274,833)

Minority Int	-	(27,597)	27,597	(h)	-
Tax	-	(81,678)			(81,678)
Net After Tax	(6,738,915)	164,865			(8,356,511)

PROCERA NETWORKS, INC
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Nine Months Ended October 1, 2006

	Historical		Pro Forma
	Procera	Netintact	Adjustments		Combined
Sales	245,919	1,930,593			2,176,512
COGS	362,880	367,394			730,274
Margin	(116,961)	1,563,199			1,446,238

Engineering	2,306,573	799,480			3,106,053
Sales & Marketing	1,279,281	529,996			1,809,277
G&A	1,714,793	80,899	1,199,860	(g)	2,995,552
Operating Expense	5,300,647	1,410,375			7,910,882

Interest (exp)	4,198	2,545			6,743
Net Before Tax	(5,413,410)	155,369			(6,457,901)

Minority Int	-	(121,884)	121,884	(h)	-
Tax	-	(19,957)			(19,957)
Net After Tax	(5,413,410)	13,528			(6,477,858)

PROCERA NETWORKS, INC.
NOTES TO UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS

1.	BASIS OF PRO FORMA PRESENTATION

On August 18, 2006, Procera acquired 100% of the outstanding stock of Netintact AB (“Netintact AB”), a Swedish software company. At the time of its acquisition by Procera, Netintact owned 51% of the outstanding shares of Netintact PTY (“Netintact PTY”), an Australian software company. On September 29, 2006, Procera acquired the remaining 49% of the outstanding shares of Netintact PTY.

Pursuant to the terms of the Stock Exchange Agreement, Procera has committed up to 22,002,000 shares of common stock including 18,299,514 at the close of the acquisitions, 2,876,757 upon the attainment of future milestones, 123,243 incentive warrants and 702,486 warrants. The fair value of common stock issued for the acquisitions, excluding future shares (incentive and milestone related) was $9,444,776.

Procera believes the Netintact companies are desirable and valuable partners due to their strategic customer base, the technology they have incorporated into their software products, and their success in penetrating their markets.

The unaudited pro forma combined balance sheet as of October 1, 2006 is presented as if the Acquisitions had occurred on October 1, 2006. The unaudited pro forma combined statements of operations are presented as if the Acquisitions had taken place on January 1, 2005.

2.	PRELIMINARY PURCHASE PRICE ALLOCATION

The total purchase price of the Acquisitions was a follows;

Following the closing of the Netintact AB and Netintact PTY acquisition transactions, Procera obtained a third-party valuation of the intangible assets contained therein. The third-party valuation allocated the total fair value of common stock for the two acquisitions to intangible assets and net worth as follows:

Investment in customer base	$3,446,349

Investment in management information & related software	1,775,463

Investment in product software	3,654,713

Net Worth Acquired	568,251

Total allocation of purchase price	$9,444,776

3.	PRO FORMA ADJUSTMENTS

The accompanying unaudited pro forma combined financial statements have been prepared as if the Acquisitions were completed on October 1, 2006 for balance sheet purposes and January 1, 2005 for statement of operations purposes and reflect the following pro forma adjustments;

(a)	To eliminate intercompay related balances;

Amount
Intercompany Receivables	$(35,856

(b)	To Adjust asset valuation for historical items not purchased at acquisition

Amount
Netintact PTY Capital	$(83,841)
Netintact PTY Retained Earnings	(169,743)
Netintact AB Capital	(13,675)
NetIntact AB Statutory Reserve	(2,735)
Netintact AB Retained Earnings	(382,956)
Netintact AB minority interest in Netintact PTY	(151,319)
Intercompany Payables	(61,528)
Intercompany Receivables	35,856
Total	$(829,941)

(c )	To eliminate intercompany Payables

Amount
Intercompany Payables	$(61,528)

(d)	To Eliminate equity not purchased

Amount
Netintact AB Equity	$(13,675)
Netintact AB Statutory Reserve	(2,735)
Netintact PTY Equity	(83,841)
Total	(100,251)

(e)	To Eliminate minority interest not purchased

Amount
Netintact AB minority interest in Netintact PTY	$(151,319)

(f)	To eliminate retained earnings not purchased

Amount
Netintact PTY Retained Earnings	$(169,743)
Netintact AB Retained Earnings	(382,956)
Total	$(552,699)

(g)	Amortize acquired assets

	01/01/06	10/01/06
12 months at $150,838 per month	$1,810,056
9 months at $150,838 per month		$1,357,542
Less amount included in historical balance		(157,682)
Total	$1,818,056	$1,199,860

(h)	Elimination of minority interest now fully included in results

	01/01/06	10/01/06
Netintact AB minority interest in Netintact PTY	$27,597	$121,884

4.	PROFORMA NET LOSS PER SHARE

Proforma Period Ended
	January 1,	October 1,
	2006	2006
Numerator - Basic and diluted	$(8,356,511)	$(6,477,858)

Denominator - basic and diluted
Weighted average common shares outstanding	45,829,876	56,984,008
Weighted average unvested common shares subject to repurchase	-	-

Total	45,829,876	56,984,008

Net loss per share - basic and diluted	$(0.18)	$(0.11)